UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2018

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway, Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information

On January 4, 2018, Dollar Tree, Inc. (the “Company”) reported that the Company has settled a previously reported lawsuit relating to the Company’s November 2015 divestiture of 330 Family Dollar stores to Dollar Express LLC, a portfolio company of Sycamore Partners (the “Divestiture”). Under the terms of the settlement, Sycamore Partners and Dollar Express paid the Company $35.0 million. In connection therewith, the parties to the lawsuit agreed to mutual releases and dismissal of the litigation claims and counterclaims with prejudice.

The Company had previously evaluated the collectability of certain receivables from Dollar Express relating to the Divestiture. Based on information then available, the Company determined that outstanding amounts totaling $53.5 million were not recoverable and recorded impairment charges to write down the receivables to zero. The settlement of the litigation is expected to result in a partial reversal of the receivables impairment in the amount of $35.0 million in the Company’s fiscal fourth quarter 2017 Condensed Consolidated Income Statement.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This report contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, or estimate. For example, our forward-looking statements include statements regarding the settlement of certain litigation and the impact thereof on our income statement. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Annual Report on Form 10-K filed March 28, 2017, the quarterly report on Form 10-Q filed November 21, 2017, and other filings with the Securities and Exchange Commission. We are not obligated to release publicly any revisions to any forward-looking statements contained in this report to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: January 4, 2018	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer